Fulton Financial Corporation

Keefe, Bruyette & Woods

March 1, 2007

Forward-Looking Statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Presentation Outline

- Corporate profile and strategy
- Growth initiatives
- Capital
- Loan summary
- Customer and employee satisfaction
- Financial performance
- Opportunities
- Questions

Fulton Financial Profile

- Regional financial holding company (formed in 1982)
- 13 community banks and 3 financial services affiliates in 5 states
- 263 community banking offices
- Asset size: $14.9 billion
- Market capitalization: $2.7 billion

Where are we located?


Where are we located?
The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Resource Bankshares Corporation
Skylands Community Bank
Swineford National Bank
Somerset Valley Bank
Columbia Bank
Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
NEW CASTLE
KENT
SUSSEX
Delaware
FAIRFAX
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE
FULTON FINANCIAL
CORPORATION

In-Market Mergers / FFC Affiliates

- Completed
  - Premier Bank into Fulton Bank, PA (12/06)
  - First Washington State Bank into The Bank, NJ (2/07)
- Pending
  - Somerset Valley Bank into Skylands Community Bank, NJ (5/07)
  - Lebanon Valley Farmers Bank into Fulton Bank, PA (7/07)

FFC Affiliates in Affluent Markets*

County	National Ranking	Ranking in State	Median HH Ranking	FFC Affiliate
Fairfax, VA	#3	#2	$101,762	Resource Bank
Hunterdon, NJ	#4	#1	$100,485	Skylands Bank
Morris, NJ	#5	#2	$96,965	Skylands Bank
Somerset, NJ	#6	#3	$96,350	Somerset Valley Bank
Howard, MD	#7	#1	$92,433	Columbia Bank
Montgomery, MD	#17	#2	$87,053	Columbia Bank
Chester, PA	#21	#1	$83,001	Fulton Bank

*Source: SNL, Median HH Income

Serving PA's Strongest Markets*

County	Rank	Projected Change 2006 - 2011	Median HH Income 2006	Projected HH Income Change 2006 - 2011
Chester, PA	1	9.63%	$83,001	25.46%
Montgomery, PA	2	3.05	77,383	23.86
Bucks, PA	3	4.06	76,234	23.89
Delaware, PA	4	0.17	63,220	20.68
Cumberland, PA	5	4.37	58,384	18.62
Northampton, PA	6	8.45	56,249	18.97
Lancaster, PA	8	4.62	55,546	17.63
York, PA	9	6.18	55,118	17.39
Lehigh, PA	10	5.46	55,107	19.86
Berks, PA	11	5.62	55,089	17.50
Average		4.66	63,533	19.82
Average of all other (57)		1.20	42,366	16.64

*Source: SNL, Median HH Income

What have we accomplished?

- Proven business model
- Consistent performance
- 25 consecutive years of record earnings
- 32 consecutive years of dividend increases
- 10.1% compounded annual growth rate in dividends per share
- 8.5% compounded annual growth rate in earnings per share (last 5 years = 7.0%)
- 25 bank acquisitions

Stock Performance (1982 - 2006)

- WITHOUT dividend reinvestment:
  13% compounded annual rate of return

- WITH dividend reinvestment:
  17% compounded annual rate of return

10-year dividend history


0.2202
0.2423
0.2672
0.2942
0.3280
0.3662
0.4050
0.4524
0.4932
0.5400
0.5810
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Our Relationship Strategy

- Long-term successful employees →
- Long-term successful customers →
- Long-term successful shareholders

Organic Growth Initiatives

- Fulton Bank (Pa)
  - State College
  - Chester County
- The Bank (NJ)
  - Atlantic County
  - Burlington County
  - Camden County
- The Columbia Bank (MD)
  - Frederick County
  - Anne Arundel County
- Resource Bank (VA)
  - Richmond

Key Organic Growth Markets


FULTON FINANCIAL
CORPORATION
The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Resource Bankshares Corporation
Skylands Community Bank
Swineford National Bank
Somerset Valley Bank
Columbia Bank
Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
BERKS
BUCKS
LEBANON
CUMBERLAND
MONTGOMERY
MERCER
CHESTER
YORK
DELAWARE
New Jersey
SUSSEX
WARREN
MORRIS
HUNTERDON
SOMERSET
MIDDLESEX
MONMOUTH
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
Maryland
WASHINGTON
FREDERICK
HOWARD
MONTGOMERY
FAIRFAX
KENT
SUSSEX
Delaware
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE
Key Organic Growth Markets

Organic Growth Initiatives

- Additional cash management product options to keep funds on balance sheet
- Market segmentation / targeted direct mail
- Corporate-wide sales / incentive programs
- Remote deposit item capture / business clients
- Corporate credit card rewards program
- Small business segment
- Affiliate CEO scorecard

Capital (12/31/06)

- Total Capital (GAAP): $1.5 billion
- Total Regulatory Capital: $1.3 billion
- Ratios:
  - Total Risk-Based Capital 11.70%
  - Tier 1 Risk-Based Capital 9.85%
  - Leverage Capital 7.65%

Stock Repurchase

- March 2006: 2.1 million share buyback
- Extended through June 30, 2007
- Repurchased: 1.683 million
- Remaining under program: 417,000*
- Bought 20.5 million shares back since 2002

* as of 2/15/07

Loan Diversification (12/31/06)



6%
14%
28%
21%
31%
Commercial
Commercial Mortgage
Res Mtg and Home Equity
Construction
Consumer and other

Summary of Larger Loans

- 43 relationships with commitments to lend of $20 million or more
- Maximum individual commitment of $33 million
- Average commercial lending relationship size is $361,000
- Loans and corresponding relationships are within Fulton's geographic market area

Commercial Loan Concentration By Industry (as of 12/31/06)

Industry	%
Construction	29.1
RE - Investor - Owned	21.6
Services	13.1
Manufacturing	7.1
Retail	6.1
Health Care	5.8
Agriculture	4.8
Wholesale	4.2
Other	3.0
Financial Services	2.0
Arts and Entertainment	1.9
Transportation	1.3
	100.0

Credit Ratings

Moody's Investor Services

Short-term rating	P-1
Long-term rating	
Issuer	A-2
Lead Bank Deposits	A-1
Outlook	Stable

Standard & Poors

Credit rating	BBB+
Outlook	Stable

Fitch Ratings

Short-term rating	F-1
Long-term rating	A
Outlook	Stable

Dominion Bond Rating Service

Credit rating	A
Outlook	Stable

Employee Retention


100
90
80
70
60
50
40
30
20
10
0
2002 2003 2004 2005 2006
Exempt
Non-exempt
Overall

Customer Satisfaction

- *Retail:
  - 90% extremely/very satisfied
- Commercial:
  - 90% extremely/very satisfied
- Fulton Financial Advisors:
  - 80+% very satisfied/satisfied
- Fulton Mortgage Company:
  - 99% of expectations met/exceeded
  - 98% would recommend FMC to others

*Compared to national average of 62%
Source: American Banker/Gallup Consumer Survey

Quarter ended December 31, 2006

$46.6 million	Net income (13.9% increase over 2005)
$ 0.27	Net income per share (8.0% increase over 2005)
$ 0.1475	Cash dividends per share (6.9% increase over 2005)
1.25%	Return on assets
12.29%	Return on equity
22.55%	Return on tangible equity

Peer Group

Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Banking Corporation
City National Corporation
Colonial BancGroup, Inc.
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First Republic Bank*
First Merit Corporation
Greater Bay Bancorp

International Bancshares Corporation
Mercantile Bankshares Corporation*
Old National Bancorp
South Financial Group, Inc.
Susquehanna Bancshares, Inc.
Sky Financial Group Inc.*
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation

*acquired

Income Statement Summary

(12/31/06)

	2006	2005	$	%
		(dollars in thousands)		
Net Interest Income	$ 485,560	$ 412,550	$ 73,010	18%
Loan Loss Provision	(3,500)	(3,120)	(380)	12%
Other Income	142,440	135,470	6,970	5%
Securities Gains	7,440	6,630	810	12%
Deposit Sale Gains	-	2,200	(2,200)	na
Other Expenses	(365,990)	(316,300)	(49,690)	16%
Income Taxes	(80,420)	(71,360)	(9,060)	13%
Net Income	**$ 185,530**	**$ 166,070**	**$ 19,460**	**12%**
Earnings Per Share	**$1.06**	**$1.00**	**$0.06**	**6%**

Average Loan Growth

(12/31/06)

		2006		2005		$	%
		(dollars in millions)					
Commercial	$	2,810	$	2,350	$	460	20%
Comm'l Mort		3,070		2,620		450	17%
Resid Mort/HE		2,060		1,710		350	20%
Construction		1,350		730		620	85%
Cons./Other		600		570		30	5%
Total Loans	$	9,890	$	7,980		1,910	24%

Organic Loan Growth

(12/31/06)

		2006		2005		$	%
		(dollars in millions)					
Commercial	$	2,480	$	2,310	$	170	7%
Comm'l Mort		2,810		2,550		260	10%
Resid Mort/HE		1,800		1,680		120	7%
Construction		910		720		190	26%
Cons./Other		590		570		20	4%
Total Loans	$	8,590	$	7,830		760	10%

Average Loan Growth

Linked Quarter

		4th Q 06		3rd Q 06	$	%
		(dollars in millions)				
Commercial	$	2,930	$	2,930	$ -	0%
Comm'l Mort		3,190		3,110	80	3%
Resid Mort/HE		2,150		2,110	40	2%
Construction		1,430		1,410	20	1%
Cons./Other		610		610	-	0%
Total Loans	$	10,310	$	10,170	140	1%

Net Interest Margin

(12/31/06)


4.75
4.50
4.25
4.00
3.75
3.50
3.82
3.77
3.66
94 95 96 97 98 99 00 01 02 03 04 05 06
FFC
Peer
Top 50

Interest Rate Shocks

(12/31/06)

Rate Change	NII Change (Annual)	% Change
+300 bp	+ $ 7.5 million	+ 1.6%
+200 bp	+ $ 5.1 million	+ 1.1%
+100 bp	+ $ 2.7 million	+ 0.6%
- 100 bp	- $ 4.4 million	- 0.9%
- 200 bp	- $ 11.8 million	- 2.4%
- 300 bp	- $ 21.2 million	- 4.4%

6 month cumulative gap – 0.91

Investment Portfolio

(12/31/2006)

	ENDING BALANCE (000's)	MODIFIED DURATION	CREDIT RATING
Mortgage-backed securities	$ 1,380.2	2.85	AAA
Municipal bonds	483.8	4.39	AAA
Collateralized mortgage obligations	494.4	2.97	AAA
U.S. Treasuries and agencies	306.9	2.36	AAA
Corporate & trust preferred securities	66.6	6.10	various - 5 yr call
Bank stocks	80.0	NA	Not rated
FHLB stock	86.0	NA	AAA
Other investments	21.7	NA	AAA
Unrealized gain - bank stock	(0.1)		
Unrealized loss-bonds	(41.3)		
Total Investments	$ 2,878.2	3.16	

Bank Stock Gains

(percent contribution to EPS)



9
8
7
6
5
4
3
2
1
0
94
95
96
97
98
99
00
01
02
03
04
05
06

Funding Sources (12/31/06)



1%
12%
14%
73%
Deposits and Customer Repurchase Agreements
Borrowings
GAAP Capital
Other Liabilities

Average Deposit Growth

(12/31/06)

	2006	2005	$	%
	(dollars in millions)			
Nonint DDA	$ 1,810	$ 1,590	$ 220	14%
Int DDA	1,670	1,550	120	8%
Savings/MMDA	2,340	2,060	280	14%
CD's	4,130	3,170	960	30%
Cash Mgt	520	380	140	37%
Total Deposits	$ 10,470	$ 8,750	$ 1,720	20%

Organic Deposit Growth

(12/31/06)

	2006	2005	$	%
	(dollars in millions)			
Nonint DDA	$ 1,520	$ 1,550	$ (30)	-2%
Int DDA	1,510	1,490	20	1%
Savings/MMDA	2,060	1,980	80	4%
CD's	3,510	3,100	410	13%
Cash Mgt	360	390	(30)	-8%
Total Deposits	$ 8,960	$ 8,510	$ 450	5%

Average Deposit Growth
Linked Quarter

	4th Q 06	3rd Q 06	$	%
	(dollars in millions)			
Nonint DDA	$ 1,780	$ 1,830	$ (50)	-3%
Int DDA	1,660	1,690	(30)	-2%
Savings/MMDA	2,340	2,370	(30)	-1%
CD's	4,410	4,290	120	3%
Cash Mgt	600	540	60	11%
Total Deposits	$ 10,790	$ 10,720	$ 70	1%

Net Charge-Offs To Loans
(12/31/06)


0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
0.16
0.16
0.02
FFC
Peer
Top 50

Nonperforming Assets To Assets

(12/31/06)


1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
0.39
0.37
0.37
FFC
Peer
Top 50

Other Income Detail

(12/31/06)

	2006	2005	$	%
	(dollars in thousands)			
Invt Mgt & Trust	$ **37,440**	$ 35,670	$ 1,770	5%
Mort. Sales Gains	**21,090**	25,030	(3,940)	-16%
Overdraft & NSF Fees	**20,530**	18,490	2,040	11%
Service Charges	**13,210**	13,700	(490)	-4%
Cash Mgt Fees	**10,040**	8,010	2,030	25%
Success Card Fees	**7,520**	6,490	1,030	16%
Other	**32,610**	30,280	2,330	8%
Total	**$ 142,440**	**$ 137,670**	**$ 4,770**	**3%**

Internal Results

(12/31/06)

	2006	2005	$	%
	(dollars in thousands)			
Invt Mgt & Trust	$ 36,640	$ 35,550	$ 1,090	3%
Mort. Sales Gains	20,000	25,000	(5,000)	-20%
Overdraft & NSF Fees	19,620	18,410	1,210	7%
Service Charges	12,440	13,590	(1,150)	-8%
Cash Mgt Fees	9,200	7,990	1,210	15%
Success Card Fees	7,420	6,470	950	15%
Other	30,600	29,910	690	2%
Total	**$ 135,920**	**$ 136,920**	**$ (1,000)**	**-1%**

Other Income Detail

Linked Quarter

	4th Q 06	3rd Q 06	$	%
	(dollars in thousands)			
Invt Mgt & Trust	$ 9,470	$ 8,890	$ 580	7%
Mort. Sales Gains	5,640	5,480	160	3%
Overdraft & NSF Fees	5,410	5,390	20	0%
Service Charges	3,230	3,370	(140)	-4%
Cash Mgt Fees	2,650	2,590	60	2%
Success Card Fees	2,030	1,880	150	8%
Other	10,010	7,860	2,150	27%
Total	**$ 38,440**	**$ 35,460**	**$ 2,980**	**8%**

Efficiency Ratio
(12/31/06)


62.00
60.00
58.00
56.00
54.00
52.00
50.00
60.0
58.9
56.0
93 94 95 96 97 98 99 00 01 02 03 04 05 06
FFC
Peer
Top 50

Other Expense Detail

(12/31/06)

	2006	2005	$	%
	(dollars in thousands)			
Salaries & Benefits	**$ 213,910**	$ 181,890	$ 32,020	18%
Occupancy & Equip.	**50,740**	41,210	9,530	23%
DP/Software/Telecom	**24,780**	23,080	1,700	7%
Amortization	**7,910**	5,310	2,600	49%
Other Expenses	**68,650**	64,810	3,840	6%
Total	**$ 365,990**	**$ 316,300**	**$ 49,690**	**16%**

Internal Results

(12/31/06)

	2006	2005	$	%
	(dollars in thousands)			
Salaries & Benefits	**$ 186,270**	$ 178,410	$ 7,860	4%
Occupancy & Equip.	**42,460**	39,860	2,600	7%
DP/Software/Telecom	**21,880**	22,550	(670)	-3%
Amortization	**4,420**	4,600	(180)	-4%
Other Expenses	**61,240**	63,840	(2,600)	-4%
Total	**$ 316,270**	**$ 309,260**	**$ 7,010**	**2%**

Opportunities

- Organic growth in all markets
- Market segmentation / direct mail capabilities
- Small business segment
- New products / remote capture / HSA
- Cash management growth
- Non – interest income growth
- Strategy to execution / accountability

Fulton Financial Corporation

One Penn Square
Lancaster, PA 17602

www.fult.com